Exhibit 24.1

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints William H. Griffiths and Orrin Shifrin and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as an officer of Equity Commonwealth (the “Registrant”) to sign one or more registration statements and any amendments thereto to be filed by the Registrant with the Securities and Exchange Commission to register shares of the Registrant’s common shares of beneficial interest ($0.01 par value) under the Securities Act of 1933, not to exceed 1,650,000 additional shares of the Registrant’s common shares of beneficial interest ($0.01 par value), to be offered and sold under the Registrant’s 2015 Omnibus Incentive Plan, as amended.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 12th day of July 2023.

/s/ David A. Helfand
David A. Helfand

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints David A. Helfand and Orrin Shifrin and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as an officer of Equity Commonwealth (the “Registrant”) to sign one or more registration statements and any amendments thereto to be filed by the Registrant with the Securities and Exchange Commission to register shares of the Registrant’s common shares of beneficial interest ($0.01 par value) under the Securities Act of 1933, not to exceed 1,650,000 additional shares of the Registrant’s common shares of beneficial interest ($0.01 par value), to be offered and sold under the Registrant’s 2015 Omnibus Incentive Plan, as amended.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 11th day of July 2023.

/s/ William H. Griffiths
William H. Griffiths

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints David Helfand, William H. Griffiths and Orrin Shifrin and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as an officer of Equity Commonwealth (the “Registrant”) to sign one or more registration statements and any amendments thereto to be filed by the Registrant with the Securities and Exchange Commission to register shares of the Registrant’s common shares of beneficial interest ($0.01 par value) under the Securities Act of 1933, not to exceed 1,650,000 additional shares of the Registrant’s common shares of beneficial interest ($0.01 par value), to be offered and sold under the Registrant’s 2015 Omnibus Incentive Plan, as amended.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 11th day of July 2023.

/s/ Andrew M. Levy
Andrew M. Levy

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints David Helfand, William H. Griffiths and Orrin Shifrin and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Trustee of Equity Commonwealth (the “Registrant”) to sign one or more registration statements and any amendments thereto to be filed by the Registrant with the Securities and Exchange Commission to register under the Securities Act of 1933, not to exceed 1,650,000 additional shares of the Registrant’s common shares of beneficial interest ($0.01 par value), to be offered and sold under the Registrant’s 2015 Omnibus Incentive Plan, as amended.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 13th day of June 2023.

/s/ Ellen-Blair Chube
Ellen-Blair Chube

/s/ Martin L. Edelman
Martin L. Edelman

/s/ Peter Linneman
Peter Linneman

/s/ Mary Jane Robertson
Mary Jane Robertson

/s/ Gerald A. Spector
Gerald A. Spector

/s/ James A. Star
James A. Star